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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 10, 2004



                             HALSEY DRUG CO., INC.



            616 N. North Court, Suite 120, Palatine, Illinois 60067

                                (847-705-7709)




                                                           I.R.S. Employer
Incorporated under the laws     Commission File Number   Identification Number
  of State of New York               1-10113                  11-0853640





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Item 5.  Other Events

         On June 10, 2004, Halsey Drug Co., Inc. (the "Company") issued a press release disclosing (a) the completion of a $14.0 million offering of the Company's convertible debentures pursuant to the Debenture and Share Purchase Agreement executed by the Company in February 2004, and (b) an amendment to the Debenture and Share Purchase Agreement to (i) increase the principal amount of debentures issuable thereunder from $14.0 million to $17.5 million and (ii) extend the time to complete such additional financing from June 5, 2004 to June 30, 2004.

A copy of the Company's press release is attached as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits.

(b)      Exhibits

Exhibit
Number               Description
------               -----------

99.1                 Press Release of Halsey Drug Co.,Inc. dated June 10, 2004.





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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HALSEY DRUG CO., INC.


                                       By: /s/ Peter A. Clemens
                                          ---------------------------
                                               Peter A. Clemens
                                               Senior Vice President &
                                               Chief Financial Officer

Date: June 10, 2004





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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                   Description
------                   -----------

99.1                     Press Release dated June 10, 2004.






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